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                                                                    Exhibit 16.1


                          Letterhead of Grant Thornton



August 14, 2001



Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

RE:      BINGO.COM, INC.
         File No. 000-26319

Dear Sir or Madam:

We have read Item 4 of Form 8-K/A of BINGO.COM, INC. dated August 7, 2001, and agree with the statements concerning our Firm contained therein.



Sincerely,







"Grant Thornton LLP"
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Grant Thornton LLP